UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) OCTOBER 21, 2003
                                                         ----------------



                            PATRICK INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            INDIANA                     0-3922                35-1057796
  ----------------------------       ------------       ---------------------
  (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)             File Number)       Identification Number)


     1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA)      46515
     -------------------------------------------------------      -----
            (Address of Principal Executive Offices)           (Zip Code)


        Registrant's Telephone Number, including area code (574) 294-7511
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

             Exhibit Number    Description
             --------------    -----------

             99.1 Press Release dated October 21, 2003 announcing third quarter 2003 earnings.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 21, 2003, Patrick Industries, Inc. issued a press release setting forth Patrick Industries, Inc.'s third quarter 2003 earnings. A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PATRICK INDUSTRIES, INC.
                                                     (Registrant)




DATE OCTOBER 21, 2003                           BY   /s/ Andy L. Nemeth
                                                   -----------------------------
                                                   Andy L. Nemeth
                                                   Vice President - Finance
                                                   and Chief Financial Officer